UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D)
            OF THE SECURITIES EXCHANGE ACT OF 1934

                     DECEMBER 19, 1997

       Date of Report (Date of earliest event reported)
                  COMPUTER HORIZONS CORP.
    (exact name of registrant as specified in its charter)

NEW YORK                      0-7282              13-2638902
(State or other           Commission File    (I.R.S. Employer
jurisdiction of               Number      Identification Number)
incorporation or
organization)



49 OLD BLOOMFIELD AVENUE, MOUNTAIN LAKES, NEW JERSEY 07046-1495
       (Address of Principal Executive Offices)  (Zip Code)


                         (973) 299-4000
        Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report.)









ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to the Agreement and Plan of Merger, dated as of December 2, 1997, among Computer Horizons Corp., a New York corporation ("Computer Horizons"), CG Computer Services Corporation, a California corporation ("CG"), CHC Acquisition Corp., a California corporation and wholly-owned subsidiary of Computer Horizons ("Sub"), Alan R. Grushcow and Sabina Ephraim (the "Merger Agreement"), the merger of Sub with and into CG (the "Merger") was consummated on December 19, 1997. Pursuant to the Merger, CG became a wholly-owned subsidiary of Computer Horizons and each of the shares of common stock, no par value, of CG that were outstanding immediately prior to the consummation of the Merger were converted into the right to receive .79033 shares of common stock, par value $.l0, of Computer Horizons ("Computer Horizons Common Stock"). As a result of the Merger, Alan R. Grushcow and Sabina Ephraim, the sole stockholders of CG (the "Stockholders"), shall receive a total of 566,666 shares of Computer Horizons Common Stock for all of the outstanding shares of CG. Approximately 56,666 shares of such shares of Computer Horizons Common Stock shall be held in escrow in the event Computer Horizons shall be entitled to indemnification for certain breaches by the Stockholders of representations, warranties or obligations made by them in the Merger Agreement. Subject to any claims for indemnification, one-half of such escrowed shares (or if such shares have been liquidated, the cash value thereof) shall be delivered to the Stockholders upon the issuance of an audit report with respect to the consolidated financial statements of Computer Horizons for the fiscal year ending December 31, 1997 and the balance of such escrowed shares shall be delivered to the Stockholders upon the first anniversary of consummation of the Merger.

          CG provides information technology staffing, provisioning and support primarily on the west coast of the United States through its San Francisco and Los Angeles, California locations. CG has moved into other markets by expanding in Chicago, Illinois and Parsippany, New Jersey. Through its staff of consultants, CG provides a wide range of information technology support and staffing to Fortune 500 companies.




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(a) and (b)    The financial statements of the businesses
               acquired and pro forma financial information required by paragraphs (a) and (b), respectively, of Item 7 of Form 8-K are not included in this initial Current Report on Form 8-K but shall be filed by amendment not later than sixty (60) days after the date that this initial Current Report on Form 8-K must be filed.

(b) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of
          Regulation S-K:

          2.   Agreement and Plan of Merger, dated December 2,
               1997, among Computer Horizons Corp., CG Computer
               Services Corporation, CHC Acquisition Corp., Alan
               R. Grushcow and Sabina Ephraim.

























                         SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMPUTER HORIZONS CORP.

Date:     December 29, 1997

                              By:  /s/ William J. Murphy
                                   Name:     William J. Murphy
                                   Title:    Chief Financial
                                             Officer









                         EXHIBIT INDEX


DOC.  NO.      DOCUMENT DESCRIPTION

2.        Agreement and Plan of Merger, dated as of December 2,
          1997, among Computer Horizons Corp., CG Computer
          Services Corporation, CHC Acquisition Corp., Alan R.
          Grushcow and Sabina Ephraim.